QUAKER INVESTMENT TRUST

Supplement dated January 17, 2013
To the Statement of Additional Information Dated October 29, 2012 for the QUAKER INVESTMENT TRUST

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective immediately, the following language has been added to the section “INVESTMENT STRATEGIES, RESTRICTIONS AND RISKS” on page 1 of the Trust’s SAI.

The Statement of Additional Information of Quaker Investment Trust (the “Trust”), dated October 29, 2012, is hereby supplemented with the following information:

The Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets.  With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator (“CPO”) and “commodity trading advisor” (“CTA”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO.  In addition, the Adviser is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require each Fund, among other things, to limit its investments in futures, commodity options or swaps (used for purposes other than bona fide hedging).  Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, each Fund may need to make changes to adjust its investment strategies to limit its exposure to these instruments.  The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or the Prospectus and this SAI.

QKPSSAO 012013